                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 28, 2005 (October 28, 2005)
                                              ---------------------------------------

                            Journal Register Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-12955                                        22-3498615
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 (Commission File Number)                    (IRS Employer Identification No.)

 50 West State Street, Trenton, New Jersey                          08608
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 (Address of Principal Executive Offices)                         (Zip Code)

                                 (609) 396-2200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

     On October 28, 2005, Journal Register Company announced that its Board of
Directors declared the Company's second quarterly cash dividend of $0.02 per share of Common Stock. The dividend will be payable on January 3, 2006 to shareholders of record on December 7, 2005. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                  SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Text of press release issued by Journal Register Company, dated
          October 28, 2005, titled "Journal Register Company Announces Quarterly
          Cash Dividend."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Journal Register Company
                                                 ------------------------------
                                                          (Registrant)

Date:  10/28/2005                                  /s/ Jean B. Clifton
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                                                 By:     Jean B. Clifton
                                                 Title:  President and Chief
                                                         Operating Officer